SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 19, 2001

Apartment Investment and Management Company
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13232	84-1259577

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 South Colorado Boulevard, Tower Two
Suite 2-1000, Denver, CO	80222-7900

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 757-8101

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Slide Presentation dated March 19, 2001

Item 9.	Regulation FD Disclosure.

                 On March 19, 2001, Peter Kompaniez, the President of Apartment Investment and Management Company (the “Company”), will be addressing a group of analysts and investors at the Salomon Smith Barney 2001 REIT Institutional Investor Forum. Mr. Kompaniez will discuss the Company’s results of operations and financial performance for fiscal year 2000 and other business information. A slide presentation that will be used by Mr. Kompaniez is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit
Number	Description

99.1	Slide Presentation of Apartment Investment and Management Company, dated March 19, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	March 19, 2001	By:	/s/ Paul McAuliffe Paul McAuliffe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation of Apartment Investment and Management Company, dated March 19, 2001.

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